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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James R. Rinella and Alan R. Fine, and each of them, his attorneys-in-fact, with full power of substitution, for him in any and all capacities, to sign (i) a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-1 in connection with the registration by Colorado Greenhouse Holdings, Inc., a Delaware corporation (the "Company"), of shares of its Common Stock (the "Shares") and initial public offering of such Shares, and (ii) all amendments (including post-effective amendments) thereto; to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the Shares with Blue Sky authorities; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


Date: May 28, 1998           /s/  James R. Rinella
                             ---------------------------------------------------
                             James R. Rinella


Date: May 28, 1998           /s/  Alan R. Fine
                             ---------------------------------------------------
                             Alan R. Fine


Date: May 28, 1998           /s/  Edward J. Wetherbee
                             ---------------------------------------------------
                             Edward J. Wetherbee


Date: May 28, 1998           /s/  Charles A. Hurth, Jr.
                             ---------------------------------------------------
                             Charles A. Hurth, Jr.


Date: May 28, 1998           /s/  R.C. Mercure, Jr.
                             ---------------------------------------------------
                             R.C. Mercure, Jr.


Date: May 19, 1998           /s/ Craig H. Sakin
                             ---------------------------------------------------
                             Craig H. Sakin